Exhibit 10.10

CLASS B PROMISSORY NOTE

Loan Amount:  $41,949,038.22                                                                                                           Note Date: April 30, 1998

FOR VALUE RECEIVED, M-SIX PENVEST II BUSINESS TRUST, a Delaware business trust, and M-SIX PENVEST II BUSINESS TRUST (LA), a Delaware limited partnership and M-SIX PEN VEST II LIMITED PARTNERSHIP (NEV.), a Delaware limited partnership (together with their respective permitted successors and assigns, collectively referred to herein as "Owner), hereby jointly and severally promise to pay to the order of THE CAPITAL COMPANY OF AMERICA LLC, a Delaware limited liability company, as successor in interest to NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns referred to herein as "Lender"), or order, the principal sum $41,949,038.22 of and all other amounts advanced by Lender to or on behalf of Owner pursuant to the Indenture (as hereinafter defined) or any other Loan Document (as defined in the Indenture) and allocated to this Class B Note pursuant to the Indenture (collectively, as such amount may be reduced from time to time as the result of the payment or prepayment thereof, the "Principal Amount") and interest thereon from the date hereof until the Class B Maturity Date (as defined below), at the rate of the lesser of (i) seven and 03/100 percent (7.03%) per annum (the "Fixed Rate"), plus interest on any overdue principal, interest and Make-Whole Premium (as defined in the Indenture), if any, at the lesser of the Default Rate (as defined in the Indenture) or the Maximum Rate as set forth below, or (ii) the Maximum Rate. All computations of interest shall be calculated on a 360-day year based on twelve 30-day months. In addition, Owner agrees to pay to Lender a late payment charge of four percent (4%) (the "Late Charge") of any payment of principal, interest, Make-Whole Premium or Defeasance Deposit payment made more than two (2) Business Days after the delivery of written notice to Owner and Tenant (as defined in the Indenture) that such amount and any payment then due under the Master Lease (as defined in the Indenture) has not been paid when the same is due, which Late Charge shall be due with any such late payment provided, however, that such Late Charge shall not be due until thirty (30) days after failure to pay the Balloon Payment (as defined below) on the Class B Maturity Date.

Owner shall pay installments of principal and interest on this Class B Note and a balloon payment of principal only on this Class B Note (each a "Debt Service Payment"), which shall be payable on the dates specified herein (each such date a "Payment Date") in arrears on the first day of each month, commencing June 1, 1998 (the "First Payment Date") and ending May 1, 2018 (the "Maturity Date"), as follows:

                (i)           in installments consisting of principal and interest combined in the amounts set forth on Schedule 1 hereto in the column entitled "Note B-Long Deal" under the heading "Payment" with respect to the related Payment Date, payable on the first day of each successive month commencing on June 1, 1998 through and including the Class B Maturity Date; and

(ii)           a balloon payment (the "Balloon Payment") of principal only shown as the "Ending Balance" on Schedule I hereto in the column entitled "Note B-Long Deal" payable on the Class B Maturity Date;

provided, however, that the payment due on the Class B Maturity Date shall be in the amount necessary to pay all remaining unpaid Principal Amount and unpaid accrued interest on this Class B Note, and provided, further, however that upon receipt of a partial prepayment of this Class B Note Schedule 1, hereto in the column entitled "Note B-.Long Deal" shall be revised to reamortize the Debt Service Payments so that the Debt Service Payments due after the date of such prepayment shall each be reduced by an amount equal to the product of each such Debt Service Payment times a fraction, the numerator of which equals the principal amount being prepaid and the denominator of which equals the entire principal amount outstanding hereunder at the time of determination prior to giving effect to such prepayment. Such reamortization shall reflect payments on the same Payment Dates and at the same interest rate set forth in the original schedule over the remaining life of this Class B Note.

Owner shall make all payments hereunder, without any counterclaims, setoff or deduction whatsoever, in lawful money of the United States and in immediately available funds by wire transfer at such place as Lender may designate in writing to Owner from time to time.

This Class B Note evidences a loan (the "Loan") made by Lender to Owner pursuant to that certain Loan Agreement, dated as of April 30, 1998 (together with all supplements and amendments thereto, the "Loan Agreement"), between Lender and Owner. This Class B Note is secured by, among other Loan Documents, (i) that certain Indenture of Mortgage, Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Rents and Leases, of even date herewith (together with all supplements and amendments thereto, the "Indenture") from Owner and Remainderman, if any, (each as defined in the Indenture), as trustor(s) or mortgagor(s), in favor of one or more trustees for the benefit of Lender and in favor of Lender and (ii) that certain Assignment of Master Lease and Guaranty of even date herewith (together with all supplements and amendments thereto, the "Master Lease Assignment") from Owner (as defined in the Indenture) to Lender. The Lender is entitled to the benefits of the Indenture and the other Loan Documents and may enforce the agreements contained therein and exercise the remedies provided therein or, otherwise in respect thereof, all in accordance with the terms thereof, No reference herein to any of the Indenture, the Master Lease Assignment and the other Loan Documents (as defined in the Indenture) and no other provision of this Class B Note or of any of the Indenture, the Master Lease Assignment and the other Loan. Documents shall alter or impair the obligation of Owner, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the time and place and at the rates and in the monies and funds described herein; provided however that the personal liability of the Owner for the obligations hereunder shall be limited to the extent provided in Section 4.3(z) of the Indenture, All of the agreements, conditions, covenants, provisions and stipulations contained in the Indenture, the Master Lease Assignment and the other Loan Documents, including, without limitation, the provisions. regarding the Default Rate, Make-Whole Premium, if any, and restrictions on and requirements for prepayment, defeasance and rights of acceleration which-are to be kept and performed by Owner are by this reference hereby made part of this Class B Note, and Owner covenants and agrees to keep and perform the same, or cause the same to be kept and performed, in accordance with their terms. Capitalized terms used herein have the meanings assigned to those terms in the Indenture unless otherwise defined herein.

If any Default in the payment of money owed by Owner to Lender shall occur under this Class B Note, under the Indenture or under any other Loan Document, interest on the defaulted amount commencing on the date of the occurrence of such Default, immediately and without notice to Owner, shall accrue at the Default Rate until such default amount is paid to Lender with interest thereon at the Default Rate.

This Class B Note is subject to prepayment and defeasance as set forth in the Indenture.

This Note is executed, delivered, and accepted, not in payment, but for the purpose of modifying the terms of a portion of the indebtedness evidenced by that certain Promissory Note executed by Owner in favor of Lender on April 30, 1998, in the original principal amount of $51,934,489.93, the payment of which is secured by the Indenture and the Master Lease' Assignment and other Loan Documents, as of which collateral security shall continue in full force and effect without abatement or interruption until the entire indebtedness hereby evidenced is fully paid.

Should the indebtedness represented by this Class B Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceeding, or should this Class B Note be placed 'in.the hands of attorneys for collection after default, Owner agrees to pay, in addition to the principal, Make-Whole Premium, if any, interest due and payable hereon and any other sums due and payable hereon, all costs of collecting or attempting to collect this Class B Note, including attorneys' fees and expenses (including those incurred in connection with any appeal).

Owner and all endorsers and guarantors of this Class B Note hereby waive presentment, demand, notice (other than any notice expressly required to be given to Owner under the Indenture), protest, stay of execution, and all other defenses to payment generally, assent to the terms hereof, and agree that any renewal, extension, or postponement of the time for payment or any other indulgence or any substitution, exchange, or release of collateral or the additional release of any person or entity primarily or secondarily liable, may be affected without notice to and without releasing Owner, any endorser or any guarantor from any liability hereunder or under any related guaranty.

The parties hereto intend to conform to and contract in strict conformance with all applicable usury laws, The provisions of this Class B Note, the Indenture and of all agreements between Owner and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of prepayment, late payment, default, demand for payment, acceleration of the maturity of this Class B Note or otherwise, shall the amount contracted for, charged, paid or agreed to be paid to Lender for the use, forbearance or detention of money to be loaned under this Class B Note or otherwise (including the Make-Whole Premium, and/or the Late Charges, if and to the extent either or both are deemed to be interest under applicable law) exceed the maximum amount permissible under applicable law (the "Maximum Rate"). If, from any circumstance whatsoever, performance or fulfillment of any provision hereof, of the Indenture or of any of the other Loan Documents or of any agreement between Owner and Lender shall, at the time of the execution and delivery thereof or at the time performance of such provision shall be due, involve or purport to require any payment in excess of the limits prescribed by law, the obligation to be performed or fulfilled shall be reduced automatically to the limit of such validity without the necessity of execution of any amendment or new document. If, from any circumstance whatsoever, Lender shall ever receive anything of value deemed interest under applicable law which would exceed interest at the Maximum Rate, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the outstanding principal balance of this Class B Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the outstanding principal balance of this Class B Note, such excess shall be refunded to Owner. All sums contracted for, charged, paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness of Owner to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full, stated term of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Rate. Notwithstanding anything to the contrary contained herein or any of the other Operative Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. The provisions of this paragraph shall control all existing and future agreements between Owner and Lender.

This Class B Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Owner or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Lender" and "Owner" shall include their respective successors, assigns, heirs, executors and administrators. If Owner consists of more than one Person, the obligations and liabilities of each such person or party shall be joint and several.

The remedies of Lender, or of its Trustee under the Indenture, as provided in this Class B Note , the Indenture, the Master Lease Assignment or the other Loan Documents shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or-release thereof. Nothing herein contained shall be construed as limiting Lender.

Owner (and the undersigned representative of Owner, if any) represents that Owner has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Class B Note, the Loan Agreement, the Indenture, the Master Lease Assignment and the other Loan Documents and that this Class B Note, the Loan Agreement, the Indenture, the Master Lease Assignment and the other Loan Documents constitute valid and binding obligations of Owner.

If any term of provision of this Class B Note or the application thereof to any Person or circumstance shall to any extent be invalid, illegal or unenforceable, the remainder of this Class B Note or the application of such term or provision to persons or circumstances other than those as to which it is invalid, illegal or unenforceable shall not be affected thereby.

All notices or other communications required or permitted to be given pursuant hereto shall be given.in the manner specified in the Indenture directed to the parties at their respective addresses as provided therein.

OWNER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE OPERATIVE DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY OWNER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY OWNER.

Owner shall pay fees and expenses of Lender as provided in the Loan Documents. This Class B Note shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules.

Pool IX
Owner

IN WITNESS WHEREOF, the foregoing instrument has been executed by the undersigned as of the date above written.

M-SIX PENVEST II BUSINESS TRUST, a Delaware business trust
[CORPORATE SEAL]

By: WILMINGTON TRUST COMPANY, A DELAWARE BANKING CORPORATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF M-SIX PENVEST II BUSINESS TRUST, a Delaware business trust under Trust Agreement dated April 22, 1998

By:	/s/ Joseph B. Feil
                                                          Name:  Joseph B. Feil
                                                              Title:   Financial Services Officer

Witnessed and acknowledged
in the presence of:

/s/ Denise M. Geran
                                                                                           Denise M. Geran

/s/Amy L. Martin
                                                                                                           Amy L. Martin

[CO, FL, IL, IN. OH, OK, PA, UT]

Pool IX
Owner

IN WITNESS WHEREOF, the foregoing instrument has been executed by the undersigned as of the date above written.

WILMINGTON TRUST, COMPANY, A DELAWARE BANKING CORPORATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF M-SIX PENVEST. BUSINESS TRUST, a Delaware business trust
[CORPORATE SEAL]

By:	/s/ Joseph B. Feil
                                                       Name:  Joseph B. Feil
                                                              Title:    Financial Services Officer

[AR, KY, ME, MA, NV, NM, NY, SD, TN, WV]
Pool IX
Owner

IN WITNESS WHEREOF, the foregoing instrument has been executed by the undersigned as of the date above written.

WILLIAM J. WADE, NOT IN HIS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF M-SIX PENVEST II BUSINESS TRUST, a Delaware business trust
[CORPORATE SEAL]

By:	/s/ William J. Wade
                                                              Name:
                                                           Title:

Signed, sealed and delivered
in the presence of:

/s/ Kimberly K. Lake
                                                                                          Print Name:  Kimberly K. Lake

/s/ Deborah W. Harker
                                                                                          Print Name:  Deborah W. Harker

 [AL, AZ, CA, GA, MN, MI, MO, MT, NE, SC, TX, WI]

Accor Pool IX									Schedule 1
Amortization Schedule

Note A - Short Deal					Note B - Long Deal
	Begin Amount	Interest	Principal	Payment		Begin Amount	Interest	Principal	Payment
1	$9,985,451.41	$58,498.10	$39,141.05	$97,639.15	1	$41,949,038.22	$245,751.45	$-	$245,751.45
2	$9,946,310.36	$58,268.80	$39,370.35	$97,639.15	2	$41,949,038.22	$245,751.45	$-	$245,751.45
3	$9,906,940.01	$58,038.16	$39,600.99	$97,639.15	3	$41,949,038.22	$245,751.45	$-	$245,751.45
4	$9,867,339.02	$57,806.16	$39,832.99	$97,639.15	4	$41,949,038.22	$245,751.45	$-	$245,751.45
5	$9,827,506.03	$57,572.81	$40,066.34	$97,639.15	5	$41,949,038.22	$245,751.45	$-	$245,751.45
6	$9,787,439.69	$57,338.08	$40,301.07	$97,639.15	6	$41,949,038.22	$245,751.45	$-	$245,751.45
7	$9,747,138.62	$57,101.99	$40,537.16	$97,639.15	7	$41,949,038.22	$245,751.45	$-	$245,751.45
8	$9,706,601.46	$56,864.51	$40,774.64	$97,639.15	8	$41,949,038.22	$245,751.45	$-	$245,751.45
9	$9,665,826.82	$56,625.65	$41,013.50	$97,639.15	9	$41,949,038.22	$245,751.45	$-	$245,751.45
10	$9,624,813.32	$56,385.36	$41,253.79	$97,639.15	10	$41,949,038.22	$245,751.45	$-	$245,751.45
11	$9,583,559.53	$56,143.69	$41,495.46	$97,639.15	11	$41,949,038.22	$245,751.45	$-	$245,751.45
12	$9,542,064.07	$55,900.59	$41,738.56	$97,639.15	12	$41,949,038.22	$245,751.45	$-	$245,751.45
13	$9,500,325.51	$55,656.07	$41,983.08	$97,639.15	13	$41,949,038.22	$245,751.45	$-	$245,751.45
14	$9,458,342.43	$55,410.12	$42,229.03	$97,639.15	14	$41,949,038.22	$245,751.45	$-	$245,751.45
15	$9,416,113.40	$55,162.73	$42,476.42	$97,639.15	15	$41,949,038.22	$245,751.45	$-	$245,751.45
16	$9,373,636.98	$54,913.89	$42,725.26	$97,639.15	16	$41,949,038.22	$245,751.45	$-	$245,751.45
17	$9,330,911.72	$54,663.59	$42,975.56	$97,639.15	17	$41,949,038.22	$245,751.45	$-	$245,751.45
18	$9,287,936.16	$54,411.82	$43,227.33	$97,639.15	18	$41,949,038.22	$245,751.45	$-	$245,751.45
19	$9,244,708.83	$54,158.58	$43,480.57	$97,639.15	19	$41,949,038.22	$245,751.45	$-	$245,751.45
20	$9,201,228.26	$53,903.86	$43,735.29	$97,639.15	20	$41,949,038.22	$245,751.45	$-	$245,751.45
21	$9,157,492.97	$53,647.65	$43,991.50	$97,639.15	21	$41,949,038.22	$245,751.45	$-	$245,751.45
22	$9,113,501.47	$53,389.93	$44,249.22	$97,639.15	22	$41,949,038.22	$245,751.45	$-	$245,751.45
23	$9,069,252.25	$53,130.71	$44,508.44	$97,639.15	23	$41,949,038.22	$245,751.45	$-	$245,751.45
24	$9,024,743.81	$52,869.96	$44,769.19	$97,639.15	24	$41,949,038.22	$245,751.45	$-	$245,751.45
25	$8,979,974.62	$52,607.68	$45,031.47	$97,639.15	25	$41,949,038.22	$245,751.45	$-	$245,751.45
26	$8,934,943.15	$52,343.87	$45,295.28	$97,639.15	26	$41,949,038.22	$245,751.45	$-	$245,751.45
27	$8,889,647.87	$52,078.52	$45,560.63	$97,639.15	27	$41,949,038.22	$245,751.45	$-	$245,751.45
28	$8,844,087.24	$51,811.61	$45,827.54	$97,639.15	28	$41,949,038.22	$245,751.45	$-	$245,751.45
29	$8,798,259.70	$51,543.14	$46,096.01	$97,639.15	29	$41,949,038.22	$245,751.45	$-	$245,751.45
30	$8,752,163.69	$51,273.09	$46,366.06	$97,639.15	30	$41,949,038.22	$245,751.45	$-	$245,751.45
31	$8,705,797.63	$51,001.46	$46,637.69	$97,639.15	31	$41,949,038.22	$245,751.45	$-	$245,751.45
32	$8,659,159.94	$50,728.24	$46,910.91	$97,639.15	32	$41,949,038.22	$245,751.45	$-	$245,751.45
33	$8,612,249.03	$50,453.42	$47,185.73	$97,639.15	33	$41,949,038.22	$245,751.45	$-	$245,751.45
34	$8,565,063.30	$50,176.99	$47,462.16	$97,639.15	34	$41,949,038.22	$245,751.45	$-	$245,751.45
35	$8,517,601.14	$49,898.95	$47,740.20	$97,639.15	35	$41,949,038.22	$245,751.45	$-	$245,751.45
36	$8,469,860.94	$49,619.27	$48,019.88	$97,639.15	36	$41,949,038.22	$245,751.45	$-	$245,751.45
37	$8,421,841.06	$49,337.95	$48,301.20	$97,639.15	37	$41,949,038.22	$245,751.45	$-	$245,751.45
38	$8,373,539.86	$49,054.99	$48,584.16	$97,639.15	38	$41,949,038.22	$245,751.45	$-	$245,751.45
39	$8,324,955.70	$48,770.36	$48,868.79	$97,639.15	39	$41,949,038.22	$245,751.45	$-	$245,751.45
40	$8,276,086.91	$48,484.07	$49,155.08	$97,639.15	40	$41,949,038.22	$245,751.45	$-	$245,751.45
41	$8,226,931.83	$48,196.11	$49,443.04	$97,639.15	41	$41,949,038.22	$245,751.45	$-	$245,751.45
42	$8,177,488.79	$47,906.45	$49,732.70	$97,639.15	42	$41,949,038.22	$245,751.45	$-	$245,751.45
43	$8,127,756.09	$47,615.10	$50,024.05	$97,639.15	43	$41,949,038.22	$245,751.45	$-	$245,751.45
44	$8,077,732.04	$47,322.05	$50,317.10	$97,639.15	44	$41,949,038.22	$245,751.45	$-	$245,751.45
45	$8,027,414.94	$47,027.27	$50,611.88	$97,639.15	45	$41,949,038.22	$245,751.45	$-	$245,751.45
46	$7,976,803.06	$46,730.77	$50,908.38	$97,639.15	46	$41,949,038.22	$245,751.45	$-	$245,751.45
47	$7,925,894.68	$46,432.53	$51,206.62	$97,639.15	47	$41,949,038.22	$245,751.45	$-	$245,751.45
48	$7,874,688.06	$46,132.55	$51,506.60	$97,639.15	48	$41,949,038.22	$245,751.45	$-	$245,751.45
49	$7,823,181.46	$45,830.80	$51,808.35	$97,639.15	49	$41,949,038.22	$245,751.45	$-	$245,751.45
50	$7,771,373.11	$45,527.29	$52,111.86	$97,639.15	50	$41,949,038.22	$245,751.45	$-	$245,751.45
51	$7,719,261.25	$45,222.00	$52,417.15	$97,639.15	51	$41,949,038.22	$245,751.45	$-	$245,751.45
52	$7,666,844.10	$44,914.93	$52,724.22	$97,639.15	52	$41,949,038.22	$245,751.45	$-	$245,751.45
53	$7,614,119.88	$44,606.05	$53,033.10	$97,639.15	53	$41,949,038.22	$245,751.45	$-	$245,751.45
54	$7,561,086.78	$44,295.37	$53,343.78	$97,639.15	54	$41,949,038.22	$245,751.45	$-	$245,751.45
55	$7,507,743.00	$43,982.86	$53,656.29	$97,639.15	55	$41,949,038.22	$245,751.45	$-	$245,751.45
56	$7,454,086.71	$43,668.52	$53,970.63	$97,639.15	56	$41,949,038.22	$245,751.45	$-	$245,751.45
57	$7,400,116.08	$43,352.35	$54,286.80	$97,639.15	57	$41,949,038.22	$245,751.45	$-	$245,751.45
58	$7,345,829.28	$43,034.32	$54,604.83	$97,639.15	58	$41,949,038.22	$245,751.45	$-	$245,751.45
59	$7,291,224.45	$42,714.42	$54,924.73	$97,639.15	59	$41,949,038.22	$245,751.45	$-	$245,751.45
60	$7,236,299.72	$42,392.65	$55,246.50	$97,639.15	60	$41,949,038.22	$245,751.45	$-	$245,751.45
61	$7,181,053.22	$42,069.00	$90,785.21	$132,854.21	61	$41,949,038.22	$245,751.45	$-	$245,751.45
62	$7,090,268.01	$41,537.15	$91,317.06	$132,854.21	62	$41,949,038.22	$245,751.45	$-	$245,751.45
63	$6,998,950.95	$41,002.19	$91,852.02	$132,854.21	63	$41,949,038.22	$245,751.45	$-	$245,751.45
64	$6,907,098.93	$40,464.09	$92,390.12	$132,854.21	64	$41,949,038.22	$245,751.45	$-	$245,751.45
65	$6,814,708.81	$39,922.83	$92,931.38	$132,854.21	65	$41,949,038.22	$245,751.45	$-	$245,751.45
66	$6,721,777.43	$39,378.41	$93,475.80	$132,854.21	66	$41,949,038.22	$245,751.45	$-	$245,751.45
67	$6,628,301.63	$38,830.80	$94,023.41	$132,854.21	67	$41,949,038.22	$245,751.45	$-	$245,751.45
68	$6,534,278.22	$38,279.98	$94,574.23	$132,854.21	68	$41,949,038.22	$245,751.45	$-	$245,751.45
69	$6,439,703.99	$37,725.93	$95,128.28	$132,854.21	69	$41,949,038.22	$245,751.45	$-	$245,751.45
70	$6,344,575.71	$37,168.64	$95,685.57	$132,854.21	70	$41,949,038.22	$245,751.45	$-	$245,751.45
71	$6,248,890.14	$36,608.08	$96,246.13	$132,854.21	71	$41,949,038.22	$245,751.45	$-	$245,751.45
72	$6,152,644.01	$36,044.24	$96,809.97	$132,854.21	72	$41,949,038.22	$245,751.45	$-	$245,751.45
73	$6,055,834.04	$35,477.09	$97,377.12	$132,854.21	73	$41,949,038.22	$245,751.45	$-	$245,751.45
74	$5,958,456.92	$34,906.63	$97,947.58	$132,854.21	74	$41,949,038.22	$245,751.45	$-	$245,751.45
75	$5,860,509.34	$34,332.82	$98,521.39	$132,854.21	75	$41,949,038.22	$245,751.45	$-	$245,751.45
76	$5,761,987.95	$33,755.64	$99,098.57	$132,854.21	76	$41,949,038.22	$245,751.45	$-	$245,751.45
77	$5,662,889.38	$33,175.09	$99,679.12	$132,854.21	77	$41,949,038.22	$245,751.45	$-	$245,751.45
78	$5,563,210.26	$32,591.14	$100,263.07	$132,854.21	78	$41,949,038.22	$245,751.45	$-	$245,751.45
79	$5,462,947.19	$32,003.78	$100,850.43	$132,854.21	79	$41,949,038.22	$245,751.45	$-	$245,751.45
80	$5,362,096.76	$31,412.95	$101,441.26	$132,854.21	80	$41,949,038.22	$245,751.45	$-	$245,751.45
81	$5,260,655.50	$30,818.67	$102,035.54	$132,854.21	81	$41,949,038.22	$245,751.45	$-	$245,751.45
82	$5,158,619.96	$30,220.91	$102,633.30	$132,854.21	82	$41,949,038.22	$245,751.45	$-	$245,751.45
83	$5,055,986.66	$29,619.65	$103,234.56	$132,854.21	83	$41,949,038.22	$245,751.45	$-	$245,751.45
84	$4,952,752.10	$29,014.87	$103,839.34	$132,854.21	84	$41,949,038.22	$245,751.45	$-	$245,751.45
85	$4,848,912.76	$28,406.55	$104,447.66	$132,854.21	85	$41,949,038.22	$245,751.45	$-	$245,751.45
86	$4,744,465.10	$27,794.66	$105,059.55	$132,854.21	86	$41,949,038.22	$245,751.45	$-	$245,751.45
87	$4,639,405.55	$27,179.18	$105,675.03	$132,854.21	87	$41,949,038.22	$245,751.45	$-	$245,751.45
88	$4,533,730.52	$26,560.10	$106,294.11	$132,854.21	88	$41,949,038.22	$245,751.45	$-	$245,751.45
89	$4,427,436.41	$25,937.40	$106,916.81	$132,854.21	89	$41,949,038.22	$245,751.45	$-	$245,751.45
90	$4,320,519.60	$25,311.04	$107,543.17	$132,854.21	90	$41,949,038.22	$245,751.45	$-	$245,751.45
91	$4,212,976.43	$24,681.02	$108,173.19	$132,854.21	91	$41,949,038.22	$245,751.45	$-	$245,751.45
92	$4,104,803.24	$24,047.30	$108,806.91	$132,854.21	92	$41,949,038.22	$245,751.45	$-	$245,751.45
93	$3,995,996.33	$23,409.88	$109,444.33	$132,854.21	93	$41,949,038.22	$245,751.45	$-	$245,751.45
94	$3,886,552.00	$22,768.72	$110,085.49	$132,854.21	94	$41,949,038.22	$245,751.45	$-	$245,751.45
95	$3,776,466.51	$22,123.80	$110,730.41	$132,854.21	95	$41,949,038.22	$245,751.45	$-	$245,751.45
96	$3,665,736.10	$21,475.10	$111,379.11	$132,854.21	96	$41,949,038.22	$245,751.45	$-	$245,751.45
97	$3,554,356.99	$20,822.61	$112,031.60	$132,854.21	97	$41,949,038.22	$245,751.45	$-	$245,751.45
98	$3,442,325.39	$20,166.29	$112,687.92	$132,854.21	98	$41,949,038.22	$245,751.45	$-	$245,751.45
99	$3,329,637.47	$19,506.12	$113,348.09	$132,854.21	99	$41,949,038.22	$245,751.45	$-	$245,751.45
100	$3,216,289.38	$18,842.09	$114,012.12	$132,854.21	100	$41,949,038.22	$245,751.45	$-	$245,751.45
101	$3,102,277.26	$18,174.17	$114,680.04	$132,854.21	101	$41,949,038.22	$245,751.45	$-	$245,751.45
102	$2,987,597.22	$17,502.34	$115,351.87	$132,854.21	102	$41,949,038.22	$245,751.45	$-	$245,751.45
103	$2,872,245.35	$16,826.57	$116,027.64	$132,854.21	103	$41,949,038.22	$245,751.45	$-	$245,751.45
104	$2,756,217.71	$16,146.84	$116,707.37	$132,854.21	104	$41,949,038.22	$245,751.45	$-	$245,751.45
105	$2,639,510.34	$15,463.13	$117,391.08	$132,854.21	105	$41,949,038.22	$245,751.45	$-	$245,751.45
106	$2,522,119.26	$14,775.41	$118,078.80	$132,854.21	106	$41,949,038.22	$245,751.45	$-	$245,751.45
107	$2,404,040.46	$14,083.67	$118,770.54	$132,854.21	107	$41,949,038.22	$245,751.45	$-	$245,751.45
108	$2,285,269.92	$13,387.87	$119,466.34	$132,854.21	108	$41,949,038.22	$245,751.45	$-	$245,751.45
109	$2,165,803.58	$12,688.00	$120,166.21	$132,854.21	109	$41,949,038.22	$245,751.45	$-	$245,751.45
110	$2,045,637.37	$11,984.02	$120,870.19	$132,854.21	110	$41,949,038.22	$245,751.45	$-	$245,751.45
111	$1,924,767.18	$11,275.93	$121,578.28	$132,854.21	111	$41,949,038.22	$245,751.45	$-	$245,751.45
112	$1,803,188.90	$10,563.68	$122,290.53	$132,854.21	112	$41,949,038.22	$245,751.45	$-	$245,751.45
113	$1,680,898.37	$9,847.26	$123,006.95	$132,854.21	113	$41,949,038.22	$245,751.45	$-	$245,751.45
114	$1,557,891.42	$9,126.65	$123,727.56	$132,854.21	114	$41,949,038.22	$245,751.45	$-	$245,751.45
115	$1,434,163.86	$8,401.81	$124,452.40	$132,854.21	115	$41,949,038.22	$245,751.45	$-	$245,751.45
116	$1,309,711.46	$7,672.72	$125,181.49	$132,854.21	116	$41,949,038.22	$245,751.45	$-	$245,751.45
117	$1,184,529.97	$6,939.37	$125,914.84	$132,854.21	117	$41,949,038.22	$245,751.45	$-	$245,751.45
118	$1,058,615.13	$6,201.72	$126,652.49	$132,854.21	118	$41,949,038.22	$245,751.45	$-	$245,751.45
119	$931,962.64	$5,459.75	$127,394.46	$132,854.21	119	$41,949,038.22	$245,751.45	$-	$245,751.45
120	$804,568.18	$4,713.43	$128,140.78	$132,854.21	120	$41,949,038.22	$245,751.45	$-	$245,751.45
121	$676,427.40	$3,962.74	$167,628.04	$171,590.78	121	$41,949,038.22	$245,751.45	$-	$245,751.45
122	$508,799.36	$2,980.71	$168,610.07	$171,590.78	122	$41,949,038.22	$245,751.45	$-	$245,751.45
123	$340,189.29	$1,992.94	$169,597.84	$171,590.78	123	$41,949,038.22	$245,751.45	$-	$245,751.45
124	$170,591.40	$999.38	$170,591.40	$171,590.78	124	$41,949,038.22	$245,751.45	$-	$245,751.45
					125	$41,949,038.22	$245,751.45	$171,590.78	$417,342.23
					126	$41,777,447.44	$244,746.21	$172,596.02	$417,342.23
					127	$41,604,851.42	$243,735.09	$173,607.14	$417,342.23
					128	$41,431,244.28	$242,718.04	$174,624.19	$417,342.23
					129	$41,256,620.09	$241,695.03	$175,647.20	$417,342.23
					130	$41,080,972.89	$240,666.03	$176,676.20	$417,342.23
					131	$40,904,296.69	$239,631.00	$177,711.23	$417,342.23
					132	$40,726,585.46	$238,589.91	$178,752.32	$417,342.23
					133	$40,547,833.14	$237,542.72	$179,799.51	$417,342.23
					134	$40,368,033.63	$236,489.40	$180,852.83	$417,342.23
					135	$40,187,180.80	$235,429.90	$181,912.33	$417,342.23
					136	$40,005,268.47	$234,364.20	$182,978.03	$417,342.23
					137	$39,822,290.44	$233,292.25	$184,049.98	$417,342.23
					138	$39,638,240.46	$232,214.03	$185,128.20	$417,342.23
					139	$39,453,112.26	$231,129.48	$186,212.75	$417,342.23
					140	$39,266,899.51	$230,038.59	$187,303.64	$417,342.23
					141	$39,079,595.87	$228,941.30	$188,400.93	$417,342.23
					142	$38,891,194.94	$227,837.58	$189,504.65	$417,342.23
					143	$38,701,690.29	$226,727.40	$190,614.83	$417,342.23
					144	$38,511,075.46	$225,610.72	$191,731.51	$417,342.23
					145	$38,319,343.95	$224,487.49	$192,854.74	$417,342.23
					146	$38,126,489.21	$223,357.68	$193,984.55	$417,342.23
					147	$37,932,504.66	$222,221.26	$195,120.97	$417,342.23
					148	$37,737,383.69	$221,078.17	$196,264.06	$417,342.23
					149	$37,541,119.63	$219,928.39	$197,413.84	$417,342.23
					150	$37,343,705.79	$218,771.88	$198,570.35	$417,342.23
					151	$37,145,135.44	$217,608.59	$199,733.64	$417,342.23
					152	$36,945,401.80	$216,438.48	$200,903.75	$417,342.23
					153	$36,744,498.05	$215,261.52	$202,080.71	$417,342.23
					154	$36,542,417.34	$214,077.66	$203,264.57	$417,342.23
					155	$36,339,152.77	$212,886.87	$204,455.36	$417,342.23
					156	$36,134,697.41	$211,689.10	$205,653.13	$417,342.23
					157	$35,929,044.28	$210,484.32	$206,857.91	$417,342.23
					158	$35,722,186.37	$209,272.48	$208,069.75	$417,342.23
					159	$35,514,116.62	$208,053.53	$209,288.70	$417,342.23
					160	$35,304,827.92	$206,827.45	$210,514.78	$417,342.23
					161	$35,094,313.14	$205,594.18	$211,748.05	$417,342.23
					162	$34,882,565.09	$204,353.69	$212,988.54	$417,342.23
					163	$34,669,576.55	$203,105.94	$214,236.29	$417,342.23
					164	$34,455,340.26	$201,850.87	$215,491.36	$417,342.23
					165	$34,239,848.90	$200,588.45	$216,753.78	$417,342.23
					166	$34,023,095.12	$199,318.63	$218,023.60	$417,342.23
					167	$33,805,071.52	$198,041.38	$219,300.85	$417,342.23
					168	$33,585,770.67	$196,756.64	$220,585.59	$417,342.23
					169	$33,365,185.08	$195,464.38	$221,877.85	$417,342.23
					170	$33,143,307.23	$194,164.54	$223,177.69	$417,342.23
					171	$32,920,129.54	$192,857.09	$224,485.14	$417,342.23
					172	$32,695,644.40	$191,541.98	$225,800.25	$417,342.23
					173	$32,469,844.15	$190,219.17	$227,123.06	$417,342.23
					174	$32,242,721.09	$188,888.61	$228,453.62	$417,342.23
					175	$32,014,267.47	$187,550.25	$229,791.98	$417,342.23
					176	$31,784,475.49	$186,204.05	$231,138.18	$417,342.23
					177	$31,553,337.31	$184,849.97	$232,492.26	$417,342.23
					178	$31,320,845.05	$183,487.95	$233,854.28	$417,342.23
					179	$31,086,990.77	$182,117.95	$235,224.28	$417,342.23
					180	$30,851,766.49	$180,739.93	$236,602.30	$417,342.23
					181	$30,615,164.19	$179,353.84	$280,598.62	$459,952.46
					182	$30,334,565.57	$177,710.00	$282,242.46	$459,952.46
					183	$30,052,323.11	$176,056.53	$283,895.93	$459,952.46
					184	$29,768,427.18	$174,393.37	$285,559.09	$459,952.46
					185	$29,482,868.09	$172,720.47	$287,231.99	$459,952.46
					186	$29,195,636.10	$171,037.77	$288,914.69	$459,952.46
					187	$28,906,721.41	$169,345.21	$290,607.25	$459,952.46
					188	$28,616,114.16	$167,642.74	$292,309.72	$459,952.46
					189	$28,323,804.44	$165,930.29	$294,022.17	$459,952.46
					190	$28,029,782.27	$164,207.81	$295,744.65	$459,952.46
					191	$27,734,037.62	$162,475.24	$297,477.22	$459,952.46
					192	$27,436,560.40	$160,732.52	$299,219.94	$459,952.46
					193	$27,137,340.46	$158,979.59	$300,972.87	$459,952.46
					194	$26,836,367.59	$157,216.39	$302,736.07	$459,952.46
					195	$26,533,631.52	$155,442.86	$304,509.60	$459,952.46
					196	$26,229,121.92	$153,658.94	$306,293.52	$459,952.46
					197	$25,922,828.40	$151,864.57	$308,087.89	$459,952.46
					198	$25,614,740.51	$150,059.69	$309,892.77	$459,952.46
					199	$25,304,847.74	$148,244.23	$311,708.23	$459,952.46
					200	$24,993,139.51	$146,418.14	$313,534.32	$459,952.46
					201	$24,679,605.19	$144,581.35	$315,371.11	$459,952.46
					202	$24,364,234.08	$142,733.80	$317,218.66	$459,952.46
					203	$24,047,015.42	$140,875.43	$319,077.03	$459,952.46
					204	$23,727,938.39	$139,006.17	$320,946.29	$459,952.46
					205	$23,406,992.10	$137,125.96	$322,826.50	$459,952.46
					206	$23,084,165.60	$135,234.74	$324,717.72	$459,952.46
					207	$22,759,447.88	$133,332.43	$326,620.03	$459,952.46
					208	$22,432,827.85	$131,418.98	$328,533.48	$459,952.46
					209	$22,104,294.37	$129,494.32	$330,458.14	$459,952.46
					210	$21,773,836.23	$127,558.39	$332,394.07	$459,952.46
					211	$21,441,442.16	$125,611.12	$334,341.34	$459,952.46
					212	$21,107,100.82	$123,652.43	$336,300.03	$459,952.46
					213	$20,770,800.79	$121,682.27	$338,270.19	$459,952.46
					214	$20,432,530.60	$119,700.58	$340,251.88	$459,952.46
					215	$20,092,278.72	$117,707.27	$342,245.19	$459,952.46
					216	$19,750,033.53	$115,702.28	$344,250.18	$459,952.46
					217	$19,405,783.35	$113,685.55	$346,266.91	$459,952.46
					218	$19,059,516.44	$111,657.00	$348,295.46	$459,952.46
					219	$18,711,220.98	$109,616.57	$350,335.89	$459,952.46
					220	$18,360,885.09	$107,564.19	$352,388.27	$459,952.46
					221	$18,008,496.82	$105,499.78	$354,452.68	$459,952.46
					222	$17,654,044.14	$103,423.28	$356,529.18	$459,952.46
					223	$17,297,514.96	$101,334.61	$358,617.85	$459,952.46
					224	$16,938,897.11	$99,233.71	$360,718.75	$459,952.46
					225	$16,578,178.36	$97,120.49	$362,831.97	$459,952.46
					226	$16,215,346.39	$94,994.90	$364,957.56	$459,952.46
					227	$15,850,388.83	$92,856.86	$367,095.60	$459,952.46
					228	$15,483,293.23	$90,706.29	$369,246.17	$459,952.46
					229	$15,114,047.06	$88,543.13	$371,409.33	$459,952.46
					230	$14,742,637.73	$86,367.29	$373,585.17	$459,952.46
					231	$14,369,052.56	$84,178.70	$375,773.76	$459,952.46
					232	$13,993,278.80	$81,977.29	$377,975.17	$459,952.46
					233	$13,615,303.63	$79,762.99	$380,189.47	$459,952.46
					234	$13,235,114.16	$77,535.71	$382,416.75	$459,952.46
					235	$12,852,697.41	$75,295.39	$384,657.07	$459,952.46
					236	$12,468,040.34	$73,041.94	$386,910.52	$459,952.46
					237	$12,081,129.82	$70,775.29	$389,177.17	$459,952.46
					238	$11,691,952.65	$68,495.36	$391,457.10	$459,952.46
					239	$11,300,495.55	$66,202.07	$393,750.39	$459,952.46
					240	$10,906,745.16	$63,895.35	$396,057.11	$459,952.46